SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2006

Vita Food Products, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-12599	36-3171548
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2222 West Lake Street
Chicago, Illinois		60612
(Address of principal executive offices)		(Zip Code)

(312)738-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 3, 2006, Vita Food Products, Inc. (the “Company”) issued a press release announcing the hiring of William J. Kenealy as Chief Financial Officer.  Mr. Kenealy’s employment commenced on September 29, 2006.

Mr. Kenealy, age 43, brings 20 years experience as a senior finance executive in all aspects of corporate and operations finance, business development and application of information technology.  From 2005 to September 2006, he served as a consultant to various companies.  From 2004 to 2005, Mr. Kenealy served as Chief Financial Officer, Treasurer and Secretary of Nonni’s Food Company, in Westchester, Illinois.  Nonni’s is a leading manufacturer, marketer and distributor of premium baked goods.  From 1996 to 2004, he served in various positions, most recently as Vice President of Finance and Chief Financial Officer, with The Jel Sert Company, a privately held manufacturer of branded consumer products founded in 1926.  Mr. Kenealy received his MBA in International Management from Thunderbird — The Garvin School of International Management in Arizona, and is a Certified Public Accountant.

Mr. Kenealy will receive an annual base salary of $150,000 for 2006, to be increased on January 1, 2007 to $170,000, together with eligibility to participate in the Company’s Bonus Plan.  In addition, Mr. Kenealy was granted options to purchase 50,000 shares of the Company’s common stock on September 29, 2006.  The options vest in increments of 10,000 shares per year commencing on September 29, 2007, at an exercise price of $2.45 per share, the Fair Market Value per share of the Company’s common stock on the date of grant, as described in the Company’s stock option plan under which such options were issued.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01              Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Shell company transactions.

Not applicable.

(d)                                 Exhibits.

See exhibit index attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITA FOOD PRODUCTS, INC.

Date: October 3, 2006	By:	/s/Clifford K. Bolen
Clifford K. Bolen
President and Chief Executive Officer
(Principal Executive Officer)

Date: October 3, 2006	By:	/s/William J. Kenealy
Willliam J. Kenealy
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated October 3, 2006.